EXHIBIT 10.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ernesto Bertarelli, the Vice Chairman of the Board, Managing Director and Chief Executive Officer of Serono S.A. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 20-F for the Fiscal Year ended December 31, 2002 (the "Report"). The undersigned hereby certifies that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ Ernesto Bertarelli
                                   ---------------------------------------------
                                   Ernesto Bertarelli
                                   Vice-Chairman of the Board,
                                   Managing Director and Chief Executive Officer
Date: April 17, 2003

A signed original of this written statement required by Section 906 has been provided to Serono S.A. and will be retained by Serono S.A. and furnished to the Securities and Exchange Commission or its staff upon request.


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